SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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         DELAWARE                    1-655                   42-0401785
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NUMBER)


   403 WEST FOURTH STREET NORTH, NEWTON IOWA                     50208
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

Item 8.01         Other Events.
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     Maytag  Corporation  stated today that it is postponing the special meeting of stockholders scheduled for Tuesday, August 30, 2005, to September 9, 2005, in order to permit Maytag additional time to file and distribute updated proxy materials and to allow time for adequate dissemination and absorption of such materials. Maytag previously announced on Friday, August 12, 2005 that its Board of Directors has withdrawn its recommendation of the pending $14 cash merger deal with Triton Acquisition Holding, the acquisition vehicle formed by the Ripplewood Holdings led investor group. Later on August 12, 2005, Whirlpool Corporation extended the expiration date of its August 10, 2005 $21 cash and stock binding offer to 12 Noon, Eastern Standard Time, on Tuesday, August 23, 2005 in light of the various actions and time requirements Maytag must observe prior to terminating the existing Triton merger agreement. On August 14, 2005, Maytag's Board of Directors reconfirmed its determinations announced on August 12, 2005 required under the Triton merger agreement, including its determination that the Whirlpool $21 binding offer, as extended constitutes a "Superior
Company Proposal," and gave Triton notice of such determinations on August 15, 2005. Maytag will be entitled to terminate the existing Triton merger agreement if the Maytag Board makes similar determinations (taking into account any revised proposal Triton may make) on or after Monday, August 22, 2005. As announced on August 12, 2005 because of the Maytag Board's withdrawal of its recommendation, Triton has the right to terminate the Triton merger agreement immediately. In the event of such a termination by Maytag or Triton, Triton will be entitled to a $40 million fee from Maytag, which Whirlpool has agreed to reimburse Maytag for paying in the event Maytag enters into the Whirlpool merger agreement. If the merger agreement between Maytag and Triton is terminated, the postponed special meeting will be cancelled.

     Maytag Corporation is a $4.7 billion home and commercial appliance company focused in North America and in targeted international markets. The corporation's primary brands are Maytag(R), Hoover(R), Jenn-Air(R), Amana(R), Dixie-Narco(R) and Jade(R).


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                                      # # #


FORWARD-LOOKING  STATEMENTS
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Maytag. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, with respect to (a) the transaction with a group led by Ripplewood Holdings L.L.C. or (b) the proposed transaction with Whirlpool (1) Maytag may be unable to obtain shareholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or the merger agreement may be terminated prior to closing; (3) Maytag may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (4) the transaction may involve unexpected costs or unexpected liabilities; (5) the credit ratings of Maytag or its subsidiaries may be different from what the parties expect; (6) the businesses of Maytag may suffer as a result of uncertainty surrounding the transaction; (7) the industry may be subject to future regulatory or legislative actions that could adversely affect Maytag; (8) Maytag may be adversely affected by other economic, business, and/or competitive factors, and (9) Whirlpool and Maytag may be unable to obtain the regulatory approvals required to close the proposed transaction with Whirlpool. Additional factors that may affect the future results of Maytag are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.maytagcorp.com. Maytag undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction with an investor group led by private equity firm Ripplewood Holdings L.L.C., Maytag has filed a definitive proxy statement and may file other relevant documents concerning the proposed merger with SEC. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAYTAG AND THE PROPOSED TRANSACTION. Investors can obtain free copies of the definitive proxy statement as well as other filed documents containing information about Maytag at http://www.sec.gov, SEC's Web site. Free copies of Maytag's SEC filings are also available on Maytag's Web site at www.maytagcorp.com.


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PARTICIPANTS IN THE SOLICITATION
Maytag and its executive officers and directors and Ripplewood Holdings L.L.C., Triton Acquisition Holding and Triton Acquisition and their respective affiliates, executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Maytag's stockholders with respect to the proposed transaction. Information regarding the officers and directors of Maytag is included in its definitive proxy statement for its 2005 annual meeting filed with SEC on April 4, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the proxy statement and other materials filed or to be filed with SEC in connection with the proposed transaction.


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Item 9.01    Financial Statements and Exhibits

             (a) Not applicable.

             (b) Not applicable.

             (c) Not applicable.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 17, 2005

                                MAYTAG CORPORATION


                                By:        /s/ Roger K. Scholten
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                                     Name:     Roger K. Scholten
                                     Title:    Sr. V.P. & General Counsel